Series Number: 1
For period ending 3/31/2015

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $1.0 billion 0.950%
Next $1.0 billion 0.900%
Over $4.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $1.0 billion 0.750%
Next $1.0 billion 0.700%
Over $4.5 billion 0.650%

R6
First $2.5 billion 0.650%
Next $1.0 billion 0.600%
Next $1.0 billion 0.550%
Over $4.5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                32,607
Institutional Class                                           17,955
2. Dividends for a second class of open-end company shares
A Class                                4,570
B Class                                4
C Class                                166
R Class                                454
R6 Class                                377

73A)           1. Dividends from net investment income
Investor Class                                           $0.1310
Institutional Class                                $0.1485
           2. Dividends for a second class of open-end company shares
A Class                                $0.1091
B Class                                $0.0505
C Class                                $0.0505
R Class                                $0.0870
R6 Class                                $0.1617

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           234,462
Institutional Class                                141,927
2. Number of shares outstanding of a second class of open-end company shares(000's omitted)
A Class                                42,737
B Class                                67
C Class                                3,497
R Class                                6,158
R6 Class                                3,985

74V).           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.55
Institutional Class                                $8.56
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.54
B Class                                $8.50
C Class                                $8.43
R Class                                $8.55
R6 Class                                $8.56

Series Number: 2
For period ending 3/31/2015

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

R6
First $2.5 billion 0.650%
Next $2.5 billion 0.600%
Next $5.0 billion 0.550%
Next $5.0 billion 0.500%
Over $15.0 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           133,181
Institutional Class                                39,559
2.  Dividends for a second class of open-end company shares
A Class                                52,200
B Class                                92
C Class                                7,583
R Class                                3,003
R6 Class                                1,831

73A)           1. Dividends from net investment income
Investor Class                                           $0.2174
                      Institutional Class                                $0.2355
2. Dividends for a second class of open-end company shares
A Class                                $0.1950
B Class                                $0.1274
C Class                                $0.1274
R Class                                $0.1726
                                    R6 Class                                                                $0.2488

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           627,307
Institutional Class                                151,273
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                249,411
B Class                                634
C Class                                63,053
R Class                                14,725
R6 Class                                13,487

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.71
Institutional Class                                $8.71
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.71
B Class                                $8.72
C Class                                $8.71
R Class                                $8.69
R6 Class                                $8.72

Series Number: 4
For period ending 3/31/2015

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

R6
First $2.5 billion 0.900%
Over $2.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           4,894
Institutional Class                                5,171
2.  Dividends for a second class of open-end company shares
A Class                                1,319
C Class                                -
R Class                                12
R6 Class                                201

73A)           1. Dividends from net investment income
Investor Class                                           $0.0530
Institutional Class                                $0.0721
2. Dividends for a second class of open-end company shares
A Class                                $0.0292
C Class                                $0.0081
R Class                                $0.0218
R6 Class                                $0.0864

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           88,970
Institutional Class                                65,034
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                42,325
C Class                                15
R Class                                235
R6 Class                                4,323

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                $9.16
Institutional Class                                $9.22
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $9.09
C Class                                $8.93
R Class                                $9.09
R6 Class                                $9.23

Series Number: 6
For period ending 3/31/2015

48)	Investor, A, B, C & R
First $1.0 billion 0.900%
Next $4.0 billion 0.800%
Over $5.0 billion 0.700%

Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           7,695
Institutional                                1,169
2. Dividends for a second class of open-end company shares
A Class                                749
B Class                                2
C Class                                34
R Class                                43
R6 Class                                64

73A)           1. Dividends from net investment income
Investor Class                                           $0.1113
Institutional Class                                $0.1293
2. Dividends for a second class of open-end company shares
A Class                                $0.0890
B Class                                $0.0277
C Class                                $0.0277
R Class                                $0.0667
R6 Class                                $0.1427

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           64,891
Institutional Class                                5,247
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                7,773
B Class                                51
C Class                                1,269
R Class                                644
R6 Class                                4,206

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $9.07
Institutional                                $9.08
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $9.07
B Class                                $9.09
C Class                                $9.06
R Class                                $9.07
R6 Class                                $9.08

Series Number: 7
For period ending 3/31/2015

48)	Investor, A, C & R
1.000%

Institutional
0.800%

R6
0.650%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           37,257
Institutional Class                                11,728
2. Dividends for a second class of open-end company shares
A Class                                9,033
C Class                                171
R Class                                836
R6 Class                                1,610

73A)           1. Dividends from net investment income
Investor Class                                           $0.1825
Institutional Class                                $0.2163
2. Dividends for a second class of open-end company shares
A Class                                $0.1481
C Class                                $0.0446
R Class                                $0.1136
R6 Class                                $0.2417

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           225,774
Institutional Class                                60,915
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                87,806
C Class                                4,797
R Class                                7,851
R6 Class                                13,146

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $16.70
Institutional Class                                $16.71
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $16.68
C Class                                $16.57
R Class                                $16.64
R6 Class                                $16.71

Series Number: 8
For period ending 3/31/2015

48)	Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

Series Number: 9
For period ending 3/31/2015

48)	Institutional
0.800%

R6
0.650%

Series Number: 11
For period ending 3/31/2015

48)      Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      4,737
Institutional Class                                           571
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           899
C Class                                           789
R Class                                           44

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.44
Institutional                                           $10.52
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.36
C Class                                           $10.08
R Class                                           $10.26